SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  MAY 28, 1998



                        OCEAN OPTIQUE DISTRIBUTORS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER



FLORIDA                            0-19670                    65-0052592
(STATE OF OTHER                  (COMMISSION                (IRS EMPLOYER
JURISDICTION OF                   FILE NUMBER)             IDENTIFICATION NO.)
INCORPORATION)


           2 N.E. 40TH STREET MIAMI, FLORIDA              33137
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)

         REGISTRANT TELEPHONE NUMBER INCLUDING AREA CODE (305) 573-0222

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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING PUBLIC ACCOUNTANTS

         (a)(1)(i) The independent public accountants who had previously been engaged as the principal accountants by the Small Business Issuer to audit its financial statements (the "Accountants") resigned on May 28, 1998.

              (ii)The Accountants' report on the financial statements for either of the Small Business Issuer's past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles.

                  (iii) Not applicable.

                  (iv)(A) there were no disagreements with the Accountants, whether or not resolved, on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of the Accountants would have caused the Accountants to make reference to the subject matter of the disagreement(s) in connection with its reports.

                      (B) The Accountants did not advise the Small Business Issuer that:

                           (1) internal controls necessary for the Small
Business Issuer to develop reliable financial statements do not exist, or

                           (2) information has come to the Accountants which
made it unwilling to rely on management's representations, or unwilling to assist with the financial statements prepared by management, or

                           (3) the scope of the audit should be expanded
significantly, or that information has come to the Accountants' attention that the Accountants have concluded will, or if further investigated, might materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements (including information that might preclude the issuance of an unqualified audit report) and the issue was not resolved to the Accountant's satisfaction prior to its resignation.

                      (C) Not applicable

                      (D) Not applicable.

                      (E)  Not applicable

            (2)   Not applicable.

            (3) Reference is made to Exhibit A hereto.


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         (b)      Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit A         Letter of Grant Thornton